Exhibit 10.1

AMENDMENT NUMBER FOUR

to the

Amended and Restated Letter Agreement

dated as of October 1, 2004

by and among

NEW CENTURY MORTGAGE CORPORATION

NC CAPITAL CORPORATION

NEW CENTURY CREDIT CORPORATION

and

CITIGROUP GLOBAL MARKETS REALTY CORP.

This AMENDMENT NUMBER FOUR (this “Amendment Number Four”) is made this 28th day of January, 2005, among NEW CENTURY MORTGAGE CORPORATION, having an address at 18400 Von Karman, Suite 1000, Irvine, California 92612 (“NC Mortgage”), NC CAPITAL CORPORATION, having an address at 18400 Von Karman, Suite 1000, Irvine, California 92612 (“NC Capital”), NEW CENTURY CREDIT CORPORATION, having an address at 18400 Von Karman, Suite 1000, Irvine, California 92612 (“NC Credit”) and CITIGROUP GLOBAL MARKETS REALTY CORP., having an address at 390 Greenwich Street, New York, New York 10013 (“Citigroup”) to the Amended and Restated Letter Agreement, dated as of October 1, 2004, among NC Mortgage, NC Capital, NC Credit and Citigroup, as amended (the “Letter Agreement”).

RECITALS

WHEREAS, NC Mortgage, NC Capital and NC Credit have requested that Citigroup agree to temporarily add Correspondent Loans to the facility as more expressly set forth below and Citigroup has agreed to such request.

WHEREAS, as of the date of this Amendment Number Four, each of NC Mortgage, NC Capital and NC Credit represents to Citigroup that it is in compliance with all of the representations and warranties and all of the affirmative and negative covenants set forth in the Letter Agreement and the Amended and Restated Purchase and Sale Agreement, dated as of October 1, 2004, among NC Capital, NC Credit and Citigroup (the “Purchase and Sale Agreement”) and is not in default under the Letter Agreement or the Purchase and Sale Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Effective as of January 28, 2005, Sections 1(c)(i) and (iii) of the Letter Agreement is hereby deleted and replaced with the following new Sections 1(c)(i) and (iii):

(i) there shall have been delivered to Citigroup a Trust Receipt issued by Deutsche Bank National Trust Company (“DBNTC”) with a mortgage loan schedule attached thereto and an exception report which is acceptable to Citigroup in its sole discretion, at least 24 hours prior to purchase with respect to all of the Mortgage Loans other than the Correspondent Loans;

(iii) NC Capital and NC Credit shall have provided to Citigroup such other documents which are then required to have been delivered under the Purchase and Sale Agreement (other than the Mortgage File for the Correspondent Loans) or which are reasonably requested by Citigroup, which other documents may include UCC financing statements, a bailee letter with respect to the Correspondent Loans in a form acceptable to Citigroup, a favorable opinion or opinions of counsel with respect to matters which are reasonably requested by Citigroup, and/or an officer’s or secretary’s certificate;

SECTION 2. Effective as of January 28, 2005, the third and fourth paragraphs of Section 2(a) of the Letter Agreement is hereby deleted and replaced with the following new third and fourth paragraphs:

Except as described below, the “Purchase Price” with respect to each Mortgage Loan and related servicing rights which conforms to the Underwriting Standards of NC Mortgage which were most recently reviewed and approved by Citigroup and which is not a Special Risk Mortgage Loan (as defined in Section 2(b) hereof), a High Balance/High LTV Mortgage Loan (as defined in Section 2(c) hereof), a Fallout Mortgage Loan (as defined in Section 2(d) hereof) or a Correspondent Mortgage Loan (as defined in Section 2(i) hereof) (a “Standard Mortgage Loan”) shall be equal to the lesser of (i) 100.00% of the unpaid principal balance of such Standard Mortgage Loan and (ii) the fair market value of such Standard Mortgage Loan in Citigroup’s sole discretion. The “Purchase Price” for each Special Risk Mortgage Loan and related servicing rights shall be equal to the amount determined in accordance with the provisions of Section 2(b)(ii) hereof, the “Purchase Price” for each High Balance/High LTV Mortgage Loan and related servicing rights shall be equal to the amount determined in accordance with the provisions of Section 2(c)(ii) hereof, the “Purchase Price” for each Fallout Mortgage Loan and related servicing rights shall be equal to the amount determined in accordance with the provisions of Section 2(d)(ii) hereof and the “Purchase Price” for each Correspondent Mortgage Loan and related servicing rights shall be equal to the amount determined in accordance with the provisions of Section 2(i)(ii) hereof. Notwithstanding the foregoing, the “Purchase Price” for each Mortgage Loan will be reduced by the amount of any Collateral Value Deficiency paid by NC Capital or NC Credit with respect to such Mortgage Loan.

The repurchase price shall reflect the agreed upon return to Citigroup for providing the Financing Line (the “Financing Cost”). With respect to any Mortgage Loan subject to the Financing Line (other than a Correspondent Loan), the Financing Cost shall equal One Month LIBOR (as defined herein) plus 0.67%. With respect to any Correspondent Loan subject to the Financing Line, the Financing Cost shall equal One Month LIBOR (as defined herein) plus 0.92%. NC Capital shall retain principal and interest on any Mortgage Loans subject to the Financing Line.

SECTION 3. Effective as of January 28, 2005, the ninth paragraph of Section 2(a) of the Letter Agreement is hereby deleted and replaced with the following new paragraphs:

During the period commencing on January 28, 2005 and ending on January 31, 2005, the aggregate principal balance of Correspondent Mortgage Loans on the Financing Line shall not exceed $150,000,000; provided that following January 31, 2005, with respect to any additional Correspondent Mortgage Loans not on the Financing Line as of January 31, 2005, the aggregate principal balance of such additional Correspondent Mortgage Loans on the Financing Line shall be determined by Purchaser in its sole discretion.

The Special Risk Mortgage Loans, the High Balance/High LTV Mortgage Loans, the Fallout Mortgage Loans and the Correspondent Loans are collectively referred to herein as the “Non-Standard Mortgage Loans”; and together with the Standard Mortgage Loans, the “Mortgage Loans”.

SECTION 4. Effective as of January 28, 2005, the Letter Amendment is hereby amended by adding following new Section 2(i) immediately following Section 2(h):

(i) Correspondent Mortgage Loans. A “Correspondent Mortgage Loan” is defined as any Mortgage Loan for which the related Mortgage File shall be delivered to DBNTC no later than four Business Days following the Purchase Date. No Correspondent Mortgage Loan shall be eligible for financing hereunder if the related Mortgage File shall not have been delivered to DBNTC Bank by the close of business on the fourth Business Day following the Purchase Date and the Seller shall repurchase such ineligible Correspondent Mortgage Loan at the Purchase Price together with the applicable Financing Cost. Correspondent Mortgage Loans shall be subject to the following additional qualifications with respect to the Financing Line:

(i) during the period commencing on January 28, 2005 and ending on January 31, 2005, the aggregate principal balance of Correspondent Mortgage Loans on the Financing Line shall not exceed $150,000,000; provided that following January 31, 2005, with respect to any additional Correspondent Mortgage Loans not on the Financing Line as of January 31, 2005, the aggregate principal balance of such additional Correspondent Mortgage Loans on the Financing Line shall be determined by Purchaser in its sole discretion,

(ii) with respect to the Correspondent Mortgage Loans, the Purchase Price shall be equal to the lesser of (i) 95.00% of the unpaid principal balance of such Correspondent Mortgage Loan and (ii) the fair market value of such Correspondent Mortgage Loan in Citigroup’s sole discretion.

SECTION 5. Effective as of January 28, 2005, the Letter Amendment is hereby amended by deleting all references therein to “U.S. Bank” and substituting therefore in each place where such reference appears, “DBNTC”.

SECTION 6. Fees and Expenses. NC Capital agrees to pay to Citigroup all fees and out of pocket expenses incurred by Citigroup in connection with this Amendment Number Four (including all reasonable fees and out of pocket costs and expenses of Citigroup’s legal counsel incurred in connection with this Amendment Number Four), in accordance with Section 5(i) of the Letter Agreement.

SECTION 7. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Letter Agreement.

SECTION 8. Representations. In order to induce Citigroup to execute and deliver this Amendment Number Four, NC Capital, NC Mortgage and NC Credit hereby represent to Citigroup that as of the date hereof, after giving effect to this Amendment Number Four, each of NC Capital, NC Mortgage and NC Credit is in full compliance with all of the terms and conditions of the Letter Agreement and the Purchase and Sale Agreement and no Termination Event or material adverse change has occurred under the Letter Agreement and no Seller default or Seller Event of Default has occurred under the Purchase and Sale Agreement.

SECTION 9. Limited Effect. This Amendment Number Four shall become effective upon the execution hereof by the parties hereto. Except as expressly amended and modified by this Amendment Number Four, the Letter Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Four need not be made in the Letter Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Letter Agreement, any reference in any of such items to the Letter Agreement being sufficient to refer to the Letter Agreement as amended hereby.

SECTION 10. GOVERNING LAW. THIS AMENDMENT NUMBER FOUR SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 11. Counterparts. This Amendment Number Four may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, NC Capital, NC Mortgage, NC Credit and Citigroup have caused this Amendment Number Four to be executed and delivered by their duly authorized officers as of the day and year first above written.

CITIGROUP GLOBAL MARKETS REALTY CORP.

By:	/s/ Matthew R. Bollo
Name:	Matthew R. Bollo
Title:	Vice President

NC CAPITAL CORPORATION

By:	/s/ Kevin Cloyd
Name:	Kevin Cloyd
Title:	President

NEW CENTURY MORTGAGE CORPORATION

By:	/s/ Kevin Cloyd
Name:	Kevin Cloyd
Title:	Executive Vice President

NEW CENTURY CREDIT CORPORATION

By:	/s/ Kevin Cloyd
Name:	Kevin Cloyd
Title:	Executive Vice President